UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2025

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 31, 2025 (the “Closing Date”), (i) Elk Merger Sub I, L.L.C. (“Merger Sub I”), a Delaware limited liability company and direct, wholly-owned subsidiary of ONEOK, Inc., an Oklahoma corporation (“ONEOK”), merged (the “First Merger”) with and into EnLink Midstream, LLC, a Delaware limited liability company (“EnLink”), with EnLink surviving the First Merger, and (ii) promptly following the First Merger, EnLink, as the surviving entity in the First Merger, merged (the “Second Merger” and, together with the First Merger, the “Mergers”) with and into Elk Merger Sub II, L.L.C. (“Merger Sub II”), a Delaware limited liability company and direct, wholly-owned subsidiary of ONEOK, with Merger Sub II surviving the Second Merger as a direct, wholly-owned subsidiary of ONEOK. The Mergers were effected pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 24, 2024, by and among ONEOK, Merger Sub I, Merger Sub II, EnLink and EnLink Midstream Manager, LLC, the managing member of EnLink (the “Manager”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note above is incorporated into this Item 2.01 by reference. As a result of the Mergers, each common unit representing limited liability company interests in EnLink (the “EnLink Units”) issued and outstanding immediately prior to the time the First Merger became effective (the “First Merger Effective Time”), other than those EnLink Units owned by ONEOK, was converted into the right to receive 0.1412 shares (the “Exchange Ratio”) of ONEOK common stock, par value $0.01 (the “ONEOK common stock”). No fractional shares of ONEOK common stock will be issued in the Mergers, and holders of EnLink Units will, instead, receive cash in lieu of fractional shares of ONEOK common stock, if any, as provided in the Merger Agreement.

In addition, at the First Merger Effective Time:

(i) each award of restricted incentive units of EnLink (each, an “EnLink RIU” and such award, an “EnLink RIU Award”), whether vested or unvested, that was outstanding immediately prior to the First Merger Effective Time, was assumed by ONEOK and converted into a time-based restricted stock unit award with respect to ONEOK common stock relating to a number of shares of ONEOK common stock equal to the number of EnLink Units subject to such EnLink RIU Award immediately prior to the First Merger Effective Time multiplied by the Exchange Ratio, rounded up or down to the nearest whole share of ONEOK common stock and otherwise subject to the same terms and conditions (including as to vesting and forfeiture) as were applicable to such EnLink RIU Award immediately prior to the First Merger Effective Time; and

(ii) each award of performance units of EnLink (each, an “EnLink PU” and such award, an “EnLink PU Award”), whether vested or unvested, that was outstanding immediately prior to the First Merger Effective Time, was assumed by ONEOK and converted into a time-based restricted stock unit award with respect to ONEOK common stock relating to a number of shares of ONEOK common stock with respect to each tranche of the EnLink PU Award as identified in the applicable award agreement (an “EnLink PU Tranche”) equal to the number of EnLink Units subject to such EnLink PU Tranche immediately prior to the First Merger Effective Time multiplied by the Exchange Ratio, rounded up or down to the nearest whole share of ONEOK Common Stock and otherwise subject to the same terms and conditions (including as to vesting and forfeiture, except any performance-based vesting condition will not apply) as were applicable to such EnLink PU Award immediately prior to the First Merger Effective Time.

The issuance of shares of ONEOK common stock in connection with the First Merger was registered under the Securities Act of 1933, as amended, pursuant to our registration statement on Form S-4 (File No. 33-283681) (the “Registration Statement”), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2024. The proxy statement/prospectus included in the Registration Statement contains additional information about the Mergers. Prior to the consummation of the Mergers and without giving effect to the issuance of the EnLink Units issued upon the exchange of all the outstanding Series B Cumulative Convertible Preferred Units of EnLink Midstream Partners, LP (“ENLK”), ONEOK beneficially owned approximately 43.7% of the outstanding EnLink Units and all of the membership interests in the Manager.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing summary of the Merger Agreement does not purport to be complete, has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by reference to the full text and the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about ONEOK, Merger Sub I, Merger Sub II, EnLink or Manager or their respective subsidiaries and affiliates.

Item 7.01 Regulation FD Disclosure.

On January 31, 2025, ONEOK issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated into this Item 7.01 by reference.

On January 31, 2025, following the completion of the Mergers, ONEOK effected an internal reorganization of the entities acquired pursuant to the First Merger. In connection with such internal reorganization, (i) ONEOK assumed the obligations of Merger Sub II, as successor in interest to EnLink, and ENLK under each of their respective indentures and the outstanding senior notes issued thereunder (collectively, the “assumed notes”), (ii) Merger Sub II and ENLK provided guarantees of the assumed notes, (iii) Merger Sub II and ENLK provided guarantees of the obligations of ONEOK and ONEOK Partners, L.P. under their respective indentures and the outstanding senior notes issued thereunder, and (iv) Merger Sub II and ENLK provided guarantees of the obligations of ONEOK under its amended and restated credit agreement.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of November 24, 2024, by and among ONEOK, Inc., Elk Merger Sub I, L.L.C., Elk Merger Sub II, L.L.C., EnLink Midstream, LLC and EnLink Midstream Manager, LLC (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K dated November 25, 2024, filed with the SEC on November 25, 2024, file No. 001-13643).
99.1	News release issued by ONEOK, Inc. dated January 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: January 31, 2025	By:	/s/ Walter S. Hulse III
Walter S. Hulse III
Chief Financial Officer, Treasurer and
Executive Vice President, Investor Relations and Corporate Development

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